Exhibit 99.1

PRESS RELEASE
FIS FOURTH QUARTER REVENUES INCREASE 20%
Lender Processing Services Revenue Growth Rate Accelerates to 9.5%
     Jacksonville, Fla. — February 14, 2008 — Fidelity National Information Services, Inc. (NYSE:FIS), a leading global provider of technology services to financial institutions, today announced financial results for the quarter and year ended December 31, 2007. Fourth quarter 2007 consolidated revenue increased 20.0% to $1.3 billion, net earnings totaled $108.4 million, and net earnings per diluted share was $0.55.
     FIS’ fourth quarter 2007 results include approximately $140 million in revenue and approximately $45 million in EBITDA from eFunds. Excluding eFunds, the Company reported fourth quarter revenue growth of 7.4% and adjusted EBITDA growth of 12.5%. FIS’ adjusted cash earnings of $0.68 per diluted share increased 17.2% over the prior year period. eFunds was neutral to cash earnings.
     For the full year 2007, consolidated revenue totaled $4.8 billion, net earnings totaled $561.2 million and net earnings per diluted share totaled $2.86. These results include revenue of approximately $167 million and EBITDA of approximately $51 million attributable to eFunds, which was acquired by FIS in September 2007. Excluding eFunds, full year revenue increased 11.0% to $4.6 billion, compared to pro forma revenue of $4.1 billion in 2006. The increase was driven by 10.5% growth in Transaction Processing Services and 11.2% growth in Lender Processing Services. Adjusted EBITDA increased 13.0% over 2006 pro forma results.
     “It was a good quarter and great year for FIS,” stated William P. Foley, II, executive chairman of FIS. “Double digit revenue growth in Transaction Processing Services and Lender Processing Services enabled us to achieve excellent financial performance in 2007, despite a highly challenging economic environment. We expect to make significant progress with the eFunds integration, and are on track to complete the spin-off of our Lender Processing business by mid 2008.”
     FIS’ operating results are presented in accordance with generally accepted accounting principles (“GAAP”) and on an adjusted pro forma basis, which management believes provides more meaningful comparisons between the periods presented. FIS’ pro forma results reflect a January 1, 2006 effective date for the merger between FIS and Certegy. The adjusted and adjusted pro forma results exclude certain merger and acquisition and integration expenses, certain stock compensation charges, restructuring and other charges, and gains on the sale of Covansys Corporation common stock, Property Insight and other assets.

	4th Quarter	4th Quarter
(As Adjusted)	2007	2006	% Chg
Total Revenue	$1,330.4 million	$1,108.5 million	20.0%
EBITDA	$369.3 million	$288.3 million	28.1%
Net Earnings	$102.2 million	$84.3 million	21.2%
Net Earnings Per Diluted Share	$0.52	$0.43	20.9%
Cash Earnings (as defined below)	$133.3 million	$111.9 million	19.1%
Cash Earnings Per Diluted Share	$0.68	$0.58	17.2%
Segment Information
     Transaction Processing Services generated revenue of $875.3 million compared to $694.7 million in the prior-year period, an increase of 26%. EBITDA increased 35.6% to $243.0 million. The EBITDA margin was 27.8% compared to 25.8% in the fourth quarter of 2006.
     Excluding eFunds, TPS revenue increased 5.8% to $735.3 million driven by 21.2% growth in International to $170.8 million and 5.2% growth in Integrated Financial Solutions to $297.9 million. Enterprise Solutions revenue totaled $267.1 million, which is a 2% decrease compared to the prior year quarter. The decline is attributable to significant core banking customer implementations in the second half of 2006 and reduced retail volumes in Check Services in 2007. Excluding eFunds, EBITDA increased 7.6% to $192.8 million. The EBITDA margin increased 40 basis points to 26.2%, driven by improved profitability in Integrated Financial Solutions and International, partially offset by the lower retail volumes within Check Services.
     Lender Processing Services revenue increased 9.5% to $454.8 million, driven by 13.4% growth in Information Services, which continues to benefit from strong results within the default solutions and appraisal product lines, and 8.7% growth in Mortgage Processing revenues, driven by a net increase in non-account based revenues which include termination fees. Lender Processing Services’ EBITDA increased to $153.8 million, or 16.2% above the prior year quarter. The EBITDA margin improved to 33.8% versus 31.9% in the prior year quarter. The increase was driven by continued margin expansion within Default Services and the aforementioned non-account based revenue.
     Additional segment information is provided in the following table. Certain prior year numbers have been adjusted to reflect subsequent reclassifications between business units.

Segment Revenues	4th Quarter	4th Quarter
(amounts in millions)	2007	2006	% Chg.
Transaction Processing Services:
Integrated Financial Solutions	$364.6	$283.3	28.7%
Enterprise Solutions	312.5	272.5	14.7%
International	199.8	141.0	41.7%
Other	(1.6)	(2.1)	—

	$875.3	$694.7	26.0%

Lender Processing Services:
Mortgage Processing	$100.5	$92.5	8.7%
Information Services	354.7	312.9	13.4%
Other	(0.4)	10.0	—

	$454.8	$415.4	9.5%

Corporate	$0.3	$(1.6)	—

Total FIS	$1,330.4	$1,108.5	20.0%

     Corporate expense, as adjusted, for the fourth quarter of 2007 totaled $31.1 million compared to $27.9 million in the fourth quarter of 2006. The increase is primarily attributable to the eFunds acquisition. The effective tax rate was 37.0%.
2008 Outlook
     FIS provided its outlook for 2008 as follows:
•	Revenue growth of 14% to 16% (6% to 8% excluding eFunds);

•	EBITDA growth of 15% to 17%;

•	Adjusted earnings per diluted share of $2.15 to $2.25;

•	Adjusted cash earnings per diluted share of $2.73 to $2.83 (including eFunds), compared to $2.44 in 2007. eFunds is expected to contribute approximately $0.05 to cash earnings per share;

•	Capital expenditures of $280-$300 million;

•	Total depreciation and amortization of approximately $530 million, including $180 million in pre-tax purchase amortization ($114 million after-tax);

•	Free cash flow, which the Company defines as net earnings plus depreciation and amortization less capital expenditures, of $655-$695 million;

•	Net interest expense of approximately $237 million;

•	Corporate expense of approximately $130 million;

•	Annual effective tax rate of 36.6%;

•	Average diluted shares of 197.5 million.
     The Company’s 2008 guidance for corporate expense includes after-tax stock option expense of approximately $33.5 million, or $0.17 per diluted share. This compares to after-tax stock option expense of $23.2 million, or $0.12 per diluted share in 2007. The guidance excludes approximately $25 million in integration expense and approximately $25 million in integration capital associated with the eFunds acquisition. The guidance also excludes up-front costs associated with the spin-off of the Company’s Lender Processing Services division and incremental operating expenses for the proposed stand-alone entity.
     In the first quarter of 2008, the Company expects to achieve earnings per diluted share of $0.42 to $0.45 and cash earnings per diluted share of $0.57 to $0.60. This guidance excludes integration expense associated with the eFunds acquisition and up-front costs and incremental operating expenses associated with the spin-off of the Lender Processing Services division.
Use of Non-GAAP Financial Information
     FIS reports several non-GAAP measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), net earnings plus depreciation and amortization less capital expenditures (“Free Cash Flow”) and net earnings plus tax-adjusted purchase price amortization (“Cash Earnings”). Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. A reconciliation of these non-GAAP measures to related GAAP measures is included in the appendices to this release.
Conference Call and Webcast
     FIS will host a call with investors and analysts to discuss fourth quarter and full year 2007 results on Thursday, February 14, 2008, beginning at 8:30 a.m. Eastern daylight time. Those wishing to participate via the webcast should access the call through FIS’ Investor Relations website at http://www.fidelityinfoservices.com. Those wishing to participate via the telephone may do so by calling 800-230-1085 (USA) or 612-332-0335 (International). The webcast replay will be available on FIS’ Investor Relations website. The telephone replay will be available through February 28, 2008, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 906729.

About Fidelity National Information Services
     Fidelity National Information Services, Inc. (NYSE:FIS) is a leading provider of core processing for financial institutions; card issuer and transaction processing services; mortgage loan processing and mortgage-related information products; and outsourcing services to financial institutions, retailers, mortgage lenders and real estate professionals. FIS has processing and technology relationships with 35 of the top 50 global banks, including nine of the top 10. Approximately 50 percent of all U.S. residential mortgages are processed using FIS software. FIS is a member of Standard and Poor’s (S&P) 500® Index and has been ranked the number one overall financial technology provider in the world by American Banker and the research firm Financial Insights in the annual FinTech 100 rankings. Headquartered in Jacksonville, Fla., FIS maintains a strong global presence, serving more than 9,000 financial institutions in more than 80 countries worldwide. For more information on Fidelity National Information Services, please visit www.fidelityinfoservices.com.
Forward-Looking Statements
     This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: risks associated with the proposed spin-off of the Lender Processing Services (LPS) segment by FIS, including the ability of FIS to contribute certain LPS assets and liabilities to the entity to be spun off, the ability of LPS to obtain debt on acceptable terms and exchange that debt with certain holders of the FIS debt, obtaining government approvals, obtaining FIS Board of Directors approval, market conditions for the spin-off, and the risk that the spin-off will not be beneficial once accomplished, including as a result of unexpected dis-synergies resulting from the separation or unfavorable reaction from customers, rating agencies or other constituencies; changes in general economic, business and political conditions, including changes in the financial markets; the effects of our substantial leverage (both at FIS prior to the spin-off and at the separate companies after the spin-off), which may limit the funds available to make acquisitions and invest in our business; the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries; failures to adapt our services to changes in technology or in the marketplace; adverse changes in the level of real estate activity, which would adversely affect certain of our businesses; our potential inability to find suitable acquisition candidates or difficulties in integrating acquisitions; significant competition that our operating subsidiaries face; the possibility that our acquisition of EFD/eFunds may not be accretive to our earnings due to undisclosed liabilities, management or integration issues, loss of customers, the inability to achieve targeted cost savings, or other factors; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.
FIS-e
SOURCE: Fidelity National Information Services, Inc.
CONTACT: Mary Waggoner, Senior Vice President, Investor Relations, 904-854-3282, mary.waggoner@fnis.com
###

FIDELITY NATIONAL INFORMATION SERVICES, INC.
AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF EARNINGS
(In thousands, except per share data)

	Three months ended December 31,		Twelve months ended December 31,
	2007	2006	2007	2006
Processing and services revenues	$1,330,414	$1,108,522	$4,758,016	$4,042,163
Cost of revenues	931,788	802,786	3,401,931	2,875,250
Selling, general, and administrative expenses	140,208	118,968	504,130	498,246
Research and development costs	29,161	28,019	106,314	105,580

Operating income	229,257	158,749	745,641	563,087

Other income (expense) Interest income	2,288	814	4,543	4,373
Gain on sale of Covansys stock	—	—	274,488	—
Other income (expense)	11,101	1,613	15,913	(69)
Interest expense	(68,886)	(50,801)	(228,340)	(192,819)

Total other income (expense)	(55,497)	(48,374)	66,604	(188,515)

Earnings before income taxes, equity earnings and minority interest	173,760	110,375	812,245	374,572
Provision for income taxes	64,290	40,966	300,530	139,232
Equity in (losses) earnings of unconsolidated entities	(330)	2,014	936	5,792
Minority interest expense	729	225	2,192	185

Net earnings from continuing operations	108,411	71,198	510,459	240,947
Earnings from discontinued operations, net of tax	—	3,922	8,639	18,140
Gain on disposition of discontinued operations, net of tax	—	—	42,124	—

Net earnings	$108,411	$75,120	$561,222	$259,087

Net earnings per share-basic from continuing operations	$0.56	$0.37	$2.64	$1.29
Net earnings per share-basic from discontined operations	$—	$0.02	$0.27	$0.10

Net earnings per share-basic	$0.56	$0.39	$2.91	$1.39

Weighted average shares outstanding-basic	194,479	190,534	193,080	185,926

Net earnings per share-diluted from continuing operations	$0.55	$0.37	$2.60	$1.27
Net earnings per share-diluted from discontinued operations	$—	$0.02	$0.26	$0.10

Net earnings per share-diluted	$0.55	$0.39	$2.86	$1.37

Weighted average shares outstanding-diluted	196,741	194,521	196,546	189,196

Appendix A — Unaudited Historical Detail and Reconciliation of Non-GAAP Measures
(In thousands, except per share data)

EBITDA Detail

2007 Q4
Net Earnings from Continuing Operations	$108,411
+ Interest Expense	68,886
+ Minority Interest	729
+ Income Taxes	64,290
+ Depreciation	30,175
+ Purchase Price Amortization	49,384
+ Other Amortization	58,344
- Interest Income	(2,288)
- Equity in (Earnings) Losses of Unconsolidated Entities, net of tax	330
- Other (Income) Expense	(11,101)

EBITDA from Continuing Operations	$367,160

EBITDA Margin

2007 Q4
EBITDA from Continuing Operations	$367,160
Revenue from Continuing Operations	$1,330,414
EBITDA Margin	27.6%
EBIT Detail

2007 Q4
Net Earnings from Continuing Operations	$108,411
+ Interest Expense	68,886
+ Minority Interest	729
+ Income Taxes	64,290
- Interest Income	(2,288)
- Equity in (Earnings) Losses of Unconsolidated Entities, net of tax	330
- Other (Income) Expense	(11,101)

EBIT from Continuing Operations	$229,257

EBIT Margin

2007 Q4
EBIT from Continuing Operations	$229,257
Revenue from Continuing Operations	$1,330,414
EBIT Margin	17.2%
Cash Earnings

2007 Q4
Net Earnings	$108,411
+ Tax Adjusted Purchase Price Amortization	31,112

Cash Earnings	$139,523

Diluted Cash EPS	$0.71
Diluted Shares Outstanding	196,741
Free Cash Flow

2007 Q4
Net Earnings	$108,411
+ Depreciation/Amort from Continuing Operations	137,903
+ Depreciation/Amort from Discontinued Operations	—
- Capital Expenditures	(98,628)

Free Cash Flow	$147,686

2007 Q4
Stock Compensation	$11,823
EBITDA Detail

2006 Q4
Net Earnings from Continuing Operations	$71,198
+ Interest Expense	50,801
+ Minority Interest	225
+ Income Taxes	40,966
+ Depreciation	26,685
+ Purchase Price Amortization	43,906
+ Other Amortization	44,412
- Interest Income	(814)
- Equity in (Earnings) Losses of Unconsolidated Entities, net of tax	(2,014)
- Other (Income) Expense	(1,613)

EBITDA from Continuing Operations	$273,752

EBITDA Margin

2006 Q4
EBITDA from Continuing Operations	$273,752
Revenue from Continuing Operations	$1,108,522
EBITDA Margin	24.7%
EBIT Detail

2006 Q4
Net Earnings from Continuing Operations	$71,198
+ Interest Expense	50,801
+ Minority Interest	225
+ Income Taxes	40,966
- Interest Income	(814)
- Equity in (Earnings) Losses of Unconsolidated Entities, net of tax	(2,014)
- Other (Income) Expense	(1,613)

EBIT from Continuing Operations	$158,749

EBIT Margin

2006 Q4
EBIT from Continuing Operations	$158,749
Revenue from Continuing Operations	$1,108,522
EBIT Margin	14.3%
Cash Earnings

2006 Q4
Net Earnings	$75,120
+ Tax Adjusted Purchase Price Amortization	27,601

Cash Earnings	$102,721

Diluted Cash EPS	$0.53
Diluted Shares Outstanding	194,521
Free Cash Flow

2006 Q4
Net Earnings	$75,120
+ Depreciation/Amort from Continuing Operations	115,003
+ Depreciation/Amort from Discontinued Operations	243
- Capital Expenditures	(83,663)

Free Cash Flow	$106,703

2006 Q4
Stock Compensation	$12,853

Appendix A — Unaudited Historical Detail and Reconciliation of Non-GAAP Measures
(In thousands, except per share data)

2007 Q4
Financial Measures Excluding Non Recurring Items

EBITDA from Continuing Operations	$367,160
Merger and Acquisition, Restructuring and Integration Costs	2,153

EBITDA from Continuing Operations, excluding non recurring items	$369,313

Net Earnings	$108,411
Merger and Acquisition, Restructuring and Integration Costs, net of tax	(6,245)

Net Earnings , excluding non recurring items	$102,166

Diluted Shares Outstanding	196,741

Net Earnings per diluted share	$0.55
Merger and Acquisition, Restructuring and Integration Costs, net of tax	(0.03)

Net Earnings per diluted share, excluding non recurring items	$0.52

Cash Earnings	$139,523
Merger and Acquisition, Restructuring and Integration Costs, net of tax	(6,245)

Cash Earnings, excluding non recurring items	$133,278

Cash Earnings per diluted share	$0.71
Merger and Acquisition, Restructuring and Integration Costs, net of tax	(0.03)

Cash Earnings per diluted share, excluding non recurring items	$0.68

Free Cash Flow	$147,686
Merger and Acquisition, Restructuring and Integration Costs, net of tax	(6,245)

Free Cash Flow, excluding non recurring items	$141,441

2006 Q4
Financial Measures Excluding Non Recurring Items

EBITDA from Continuing Operations	$273,752
Merger and Acquisition, Restructuring and Integration Costs	14,595

EBITDA from Continuing Operations, excluding non recurring items	$288,347

Net Earnings	$75,120
Merger and Acquisition, Restructuring and Integration Costs, net of tax	9,165

Net Earnings , excluding non recurring items	$84,285

Diluted Shares Outstanding	194,521

Net Earnings per diluted share	$0.39
Merger and Acquisition, Restructuring and Integration Costs, net of tax	0.04

Net Earnings per diluted share, excluding non recurring items	$0.43

Cash Earnings	$102,721
Merger and Acquisition, Restructuring and Integration Costs, net of tax	9,165

Cash Earnings, excluding non recurring items	$111,886

Cash Earnings per diluted share	$0.53
Merger and Acquisition, Restructuring and Integration Costs, net of tax	0.05

Cash Earnings per diluted share, excluding non recurring items	$0.58

Free Cash Flow	$106,703
Merger and Acquisition, Restructuring and Integration Costs, net of tax	9,165

Free Cash Flow, excluding non recurring items	$115,868

Appendix A — Unaudited Historical Detail and Reconciliation of Non-GAAP Measures
(In thousands, except per share data)
EBITDA Detail

	2007 Year-to-date	2006 Year-to-date

		FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings from Continuing Operations	$510,459	$240,947	$(42,523)	(3,708)	$194,716
+ Interest Expense	228,340	192,819	1,081	—	193,900
+ Minority Interest	2,192	185	—	—	185
+ Income Taxes	300,530	139,232	(26,396)	(2,626)	110,210
+ Depreciation	114,965	96,513	1,633	—	98,146
+ Purchase Price Amortization	168,660	175,645	378	5,364	181,387
+ Other Amortization	212,563	160,197	2,263	1,492	163,952
- Interest Income	(4,543)	(4,373)	—	—	(4,373)
- Equity in (Earnings) Losses of Unconsolidated Entities, net of tax	(936)	(5,792)	—	—	(5,792)
- Other (Income) Expense	(15,913)	69	123	—	192
- Covansys Gain	(274,488)	—	—	—	—

EBITDA from Continuing Operations	$1,241,829	$995,442	$(63,441)	$522	$932,523

EBITDA Margin

	2007 Year-to-date	2006 Year-to-date

		FIS	CEY-Jan	ADJ	Pro Forma
EBITDA from Continuing Operations	$1,241,829	$995,442	$(63,441)	$522	$932,523
Revenue from Continuing Operations	$4,758,016	$4,042,163	$92,915	$—	$4,135,078
EBITDA Margin	26.1%	24.6%			22.6%

EBIT Detail

	2007 Year-to-date	2006 Year-to-date

		FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings from Continuing Operations	$510,459	$240,947	$(42,523)	$(3,708)	$194,716
+ Interest Expense	228,340	192,819	1,081	—	193,900
+ Minority Interest	2,192	185	—	—	185
+ Income Taxes	300,530	139,232	(26,396)	(2,626)	110,210
- Interest Income	(4,543)	(4,373)	—	—	(4,373)
- Equity in (Earnings) Losses of Unconsolidated Entities, net of tax	(936)	(5,792)	—	—	(5,792)
- Other (Income) Expense	(15,913)	69	123	—	192
- Covansys Gain	(274,488)	—	—	—	—

EBIT from Continuing Operations	$745,641	$563,087	$(67,715)	$(6,334)	$489,038

EBIT Margin

	2007 Year-to-date	2006 Year-to-date

		FIS	CEY-Jan	ADJ	Pro Forma
EBIT from Continuing Operations	$745,641	$563,087	$(67,715)	$(6,334)	$489,038
Revenue from Continuing Operations	$4,758,016	$4,042,163	$92,915	$—	$4,135,078
EBIT Margin	15.7%	13.9%			11.8%

Cash Earnings

	2007 Year-to-date	2006 Year-to-date

		FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$561,222	$259,087	$(42,523)	$(3,708)	$212,856
+ Tax Adjusted Purchase Price Amortization	106,203	109,467	233	3,524	113,224

Cash Earnings	$667,425	$368,554	$(42,290)	$(184)	$326,080

Diluted Cash EPS	$3.40	$1.95			$1.68
Diluted Shares Outstanding	196,546	189,196			194,653

Free Cash Flow

	2007 Year-to-date	2006 Year-to-date

		FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$561,222	$259,087	$(42,523)	$(3,708)	$212,856
+ Depreciation/Amort from Continuing Operations	496,188	432,355	4,274	6,856	443,485
+ Depreciation/Amort from Discontinued Operations	658	1,195	—	—	1,195
- Capital Expenditures	(343,299)	(300,197)	(5,200)	—	(305,397)

Free Cash Flow	$714,769	$392,440	$(43,449)	$3,148	$352,139

	2007 Year-to-date	2006 Year-to-date

		FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings from Continuing Operations	$38,953	$50,074	$552)	(552)	$50,074

Appendix A — Unaudited Historical Detail and Reconciliation of Non-GAAP Measures
(In thousands, except per share data)
Financial Measures Excluding Non Recurring Items

2007 Year-to-date

EBITDA from Continuing Operations	$1,241,829
Merger and Acquisition, Restructuring and Integration Costs	14,157
Performance Based Stock Option Costs	—

EBITDA from Continuing Operations, excluding non recurring items	$1,255,986

Net Earnings	$561,222
Merger and Acquisition, Restructuring and Integration Costs, net of tax	8,761
Covansys Gain, net of tax	(172,927)
Gain on Property Insight, net of tax	(42,124)
Debt Restructure Charge, net of tax	17,059
Performance Based Stock Option Costs, net of tax	—

Net Earnings , excluding non recurring items	$371,991

Diluted Shares Outstanding	196,546

Net Earnings per diluted share	$2.86
Merger and Acquisition, Restructuring and Integration Costs, net of tax	0.04
Covansys Gain, net of tax	(0.88)
Gain on Property Insight, net of tax	(0.21)
Debt Restructure Charge, net of tax	0.09
Performance Based Stock Option Costs, net of tax	—

Net Earnings per diluted share, excluding non recurring items	$1.90

Cash Earnings	$667,425
Merger and Acquisition, Restructuring and Integration Costs, net of tax	8,761
Covansys Gain, net of tax	(172,927)
Gain on Property Insight, net of tax	(42,124)
Debt Restructure Charge, net of tax	17,059
Performance Based Stock Option Costs, net of tax	—

Cash Earnings, excluding non recurring items	$478,194

Cash Earnings per diluted share	$3.40
Merger and Acquisition, Restructuring and Integration Costs, net of tax	0.04
Covansys Gain, net of tax	(0.88)
Gain on Property Insight, net of tax	(0.21)
Debt Restructure Charge, net of tax	0.09
Performance Based Stock Option Costs, net of tax	—

Cash Earnings per diluted share, excluding non recurring items	$2.44

Free Cash Flow	$714,769
Merger and Acquisition, Restructuring and Integration Costs, net of tax	(5,707)
Covansys Gain, net of tax	(172,927)
Gain on Property Insight, net of tax	(42,124)
Debt Restructure Charge, net of tax	17,059
Performance Based Stock Option Costs, net of tax	—

Free Cash Flow, excluding non recurring items	$511,070

2006 Year-to-date
Pro Forma
EBITDA from Continuing Operations	$932,523
Merger and Acquisition, Restructuring and Integration Costs	108,945
Performance Based Stock Option Costs	24,130

EBITDA from Continuing Operations, excluding non recurring items	$1,065,598

Net Earnings	$212,856
Merger and Acquisition, Restructuring and Integration Costs, net of tax	67,654
Covansys Gain, net of tax	—
Gain on Property Insight, net of tax	—
Debt Restructure Charge, net of tax	—
Performance Based Stock Option Costs, net of tax	14,888

Net Earnings , excluding non recurring items	$295,398

Diluted Shares Outstanding	194,653

Net Earnings per diluted share	$1.09
Merger and Acquisition, Restructuring and Integration Costs, net of tax	0.35
Covansys Gain, net of tax	—
Gain on Property Insight, net of tax	—
Debt Restructure Charge, net of tax	—
Performance Based Stock Option Costs, net of tax	0.08

Net Earnings per diluted share, excluding non recurring items	$1.52

Cash Earnings	$326,080
Merger and Acquisition, Restructuring and Integration Costs, net of tax	67,654
Covansys Gain, net of tax	—
Gain on Property Insight, net of tax	—
Debt Restructure Charge, net of tax	—
Performance Based Stock Option Costs, net of tax	14,888

Cash Earnings, excluding non recurring items	$408,622

Cash Earnings per diluted share	$1.68
Merger and Acquisition, Restructuring and Integration Costs, net of tax	0.35
Covansys Gain, net of tax	—
Gain on Property Insight, net of tax	—
Debt Restructure Charge, net of tax	—
Performance Based Stock Option Costs, net of tax	0.08

Cash Earnings per diluted share, excluding non recurring items	$2.10

Free Cash Flow	$352,139
Merger and Acquisition, Restructuring and Integration Costs, net of tax	67,654
Covansys Gain, net of tax	—
Gain on Property Insight, net of tax	—
Debt Restructure Charge, net of tax	—
Performance Based Stock Option Costs, net of tax	14,888

Free Cash Flow, excluding non recurring items	$434,681

Appendix B
Unaudited Historical Segment Information from Continuing Operations
For the Three Months Ended December 31, 2007 and 2006
(In thousands)
2007 — Quarter 4

	Historical
	Transaction	Lender	Corporate
	Processing Services	Processing Services	and Other	Total
Processing and services revenue	875,267	454,806	341	1,330,414
Cost of revenues	658,550	273,238	—	931,788

Gross profit	216,717	181,568	341	398,626
Selling, general and admin costs	55,774	50,803	33,631	140,208
Research development costs	20,376	8,785	—	29,161

Operating income	140,567	121,980	(33,290)	229,257

Depreciation and amortization	102,451	31,853	3,599	137,903

EBITDA	243,018	153,833	(29,691)	367,160

EBITDA	243,018	153,833	(29,691)	367,160
Merger and Acquisition costs	—	—	2,153	2,153
Acceleration of performance based options	—	—	—	—

EBITDA, excluding selected items	243,018	153,833	(27,538)	369,313
2006 — Quarter 4

	Historical
	Transaction	Lender	Corporate
	Processing Services	Processing Services	and Other	Total
Processing and services revenue	694,748	415,404	(1,630)	1,108,522
Cost of revenues	537,295	265,491	—	802,786

Gross profit	157,453	149,913	(1,630)	305,736
Selling, general and admin costs	40,765	43,701	34,502	118,968
Research development costs	18,696	9,323	—	28,019

Operating income	97,992	96,889	(36,132)	158,749

Depreciation and amortization	75,696	34,690	4,617	115,003

EBITDA	173,688	131,579	(31,515)	273,752

EBITDA	173,688	131,579	(31,515)	273,752
Merger and Acquisition costs	5,547	804	8,244	14,595
Acceleration of performance based options	—	—	—	—

EBITDA, excluding selected items	179,235	132,383	(23,271)	288,347

Appendix B
Unaudited Historical Segment Information from Continuing Operations
For the Twelve Months Ended December 31, 2007 and 2006
(In thousands)
2007 — Year-to-date

	Historical
	Transaction	Lender	Corporate
	Processing Services	Processing Services	and Other	Total
Processing and services revenue	2,985,077	1,761,102	11,837	4,758,016
Cost of revenues	2,308,728	1,093,203	—	3,401,931

Gross profit	676,349	667,899	11,837	1,356,085
Selling, general and admin costs	191,440	188,902	123,788	504,130
Research development costs	70,378	35,936	—	106,314

Operating income	414,531	443,061	(111,951)	745,641

Depreciation and amortization	342,766	131,319	22,103	496,188

EBITDA	757,297	574,380	(89,848)	1,241,829

EBITDA	757,297	574,380	(89,848)	1,241,829
Merger and Acquisition costs	4,614	6,787	2,756	14,157

EBITDA, excluding selected items	761,911	581,167	(87,092)	1,255,986
2006 — Year-to-date

	Historical
	Transaction	Lender	Corporate
	Processing Services	Processing Services	and Other	Total
Processing and services revenue	2,458,776	1,584,170	(783)	4,042,163
Cost of revenues	1,914,148	961,102	—	2,875,250

Gross profit	544,628	623,068	(783)	1,166,913
Selling, general and admin costs	171,105	197,419	129,722	498,246
Research development costs	70,879	34,701	—	105,580

Operating income	302,644	390,948	(130,505)	563,087

Depreciation and amortization	283,354	138,620	10,381	432,355

EBITDA	585,998	529,568	(120,124)	995,442

EBITDA	585,998	529,568	(120,124)	995,442
Merger and Acquisition costs	13,398	4,153	91,394	108,945
Acceleration of performance based options	—	—	24,130	24,130

EBITDA, excluding selected items	599,396	533,721	(4,600)	1,128,517

Appendix B

Unaudited Pro Forma Segment Information from Continuing Operations
For the Twelve Months Ended December 31, 2006
(In thousands)
2006 — Year-to-date

	Pro Forma
	Transaction	Lender	Corporate
	Processing Services	Processing Services	and Other	Total
Processing and services revenue	2,549,741	1,584,170	1,169	4,135,080
Cost of revenues	1,994,223	961,102	—	2,955,325

Gross profit	555,518	623,068	1,169	1,179,755
Selling, general and admin costs	175,516	197,419	212,202	585,137
Research development costs	70,879	34,701	—	105,580

Operating income	309,123	390,948	(211,033)	489,038

Depreciation and amortization	294,394	138,620	10,471	443,485

EBITDA	603,517	529,568	(200,562)	932,523

EBITDA	603,517	529,568	(200,562)	932,523
Merger and Acquisition costs	13,398	4,153	91,394	108,945
Acceleration of performance based options	—	—	24,130	24,130

EBITDA, excluding selected items	616,915	533,721	(85,038)	1,065,598